EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of this amendment to the annual report on Form 10-K (the “Report”) of InfoSonics Corporation (the “Company”) for the period ended December 31, 2005, Jeffrey Klausner, Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    the Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934  (15 U.S.C. 78m or 78o(d)); and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 15, 2006	/s/ JEFFREY KLAUSNER
Jeffrey Klausner,
Chief Financial Officer